SUPPLEMENT TO THE PROSPECTUS

           CREDIT SUISSE TRUST - GLOBAL POST-VENTURE CAPITAL PORTFOLIO

The following information supercedes certain information contained in the fund's Prospectus.

The following information replaces the table set forth on page 7 of the fund's prospectus:

                          AVERAGE ANNUAL TOTAL RETURNS

-------------------------------------------------------------------------------------
                             ONE YEAR   FIVE YEARS   TEN YEARS    LIFE OF   INCEPTION
 PERIOD ENDED 12/31/03:        2003      1999-2003   1994-2003   PORTFOLIO    DATE
-------------------------------------------------------------------------------------
 GLOBAL POST-VENTURE
 CAPITAL PORTFOLIO             47.66%      -1.73%       NA         1.11%     9/30/96
-------------------------------------------------------------------------------------
 RUSSELL MIDCAP
 GROWTH INDEX1
 (REFLECTS NO DEDUCTION
 FOR FEES AND EXPENSES)        42.73%       2.01%       NA         7.25%
-------------------------------------------------------------------------------------
 MSCI WORLD INDEX2
 (REFLECTS NO DEDUCTION
 FOR FEES AND EXPENSES)        33.76%      -0.39%       NA         6.20%
-------------------------------------------------------------------------------------

1 The Russell MidCap Growth Index measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

2 The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is the exclusive property of Morgan Stanley Capital International Inc.

Dated: September 22, 2004                                          TRGPV-16-0904
                                                                   2004-035